UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 5, 2008
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33508 (Commission File Number)	20-1677033 (IRS Employer Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) On February 5, 2008, Limelight Networks, Inc. (the “Company”) appointed Douglas Lindroth to the Company’s Board of Directors to fill a vacancy, to serve until his successor is duly elected and qualified. Mr. Lindroth will serve as a Class III director of the Company. Mr. Lindroth will also serve as a member of the Audit Committee and the Nominating and Governance Committee of the Company’s Board of Directors.
     As a result of Mr. Lindroth’s appointment to the Board of Directors, he became entitled to an automatic and nondiscretionary initial stock option award under the Company’s 2007 Equity Incentive Plan for the purchase of 52,500 shares of the Company’s common stock, which vests over a three year term. The Company also plans to enter into an indemnification agreement with Mr. Lindroth in the same form as the indemnification agreements the Company has entered into with other members of the Board of Directors.
     Mr. Lindroth has served as a General Partner of Bayview Investment Company, a real estate investment company, since November 2005. From April 2006 to May 2007, Mr. Lindroth served as Senior Vice-President and Chief Financial Officer of BakBone Software Incorporated, a developer and distributor of data backup, restoration, disaster recovery, replication and storage reporting software. From 1997 through February 2006, Mr. Lindroth served in various capacities for Memec Group Holdings Limited, a privately held company and a specialty semiconductor distributor, including as its Chief Financial Officer beginning in 2003. Mr. Lindroth currently serves on the boards of directors of BakBone Software Incorporated and Visual Sciences, Inc. (formerly known as WebSideStory, Inc.). He is a Certified Public Accountant and received a B.A. in Business Administration from San Diego State University.
     On February 6, 2008, the Company issued a press release regarding Mr. Lindroth’s appointment to the Company’s Board of Directors. The press release is filed with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release of Limelight Networks, Inc., dated February 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Matthew Hale
Matthew Hale
Chief Financial Officer

Date: February 6, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Limelight Networks, Inc., dated February 6, 2008.